Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
As of December 31, 2020, the Company had approximately $330.8 million and $280.9 million of federal and state net operating loss carryforwards, respectively, which begin to expire in 2031. As of December 31, 2020, the Company had approximately $5.3 million and $1.1 million of federal and state research and development tax credit carryforwards, respectively, that begin to expire in 2031 and 2029, respectively. As of December 31, 2020, the Company had approximately $7.4 million of federal orphan drug tax credit carryforwards that begin to expire in 2032. As of December 31, 2020, the Company had foreign net operating loss carryforwards of approximately $20.7 million which can be carried forward indefinitely.
Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) provides for limitation on the use of net operating loss and research and development tax credit carryforwards following certain ownership changes (as defined in Code) that could limit the Company’s ability to utilize these carryforwards. Pursuant to Section 382 of the Code, an ownership change occurs when the stock ownership of a 5% stockholder increases by more than 50% over a three-year testing period. The Company may have experienced various ownership changes, as defined by the Code, as a result of past financing and may in the future experience an ownership change. Accordingly, the Company’s ability to utilize the aforementioned carryforwards may be limited. Additionally, U.S. tax laws limit the time during which these carryforwards may be applied against future taxes.
The components of the net deferred income tax asset as of December 31, 2020 and 2019 are as follows (amounts in thousands):

	December 31,
	2020	2019
Deferred taxes:
Net operating loss carryforwards	$90,842	$96,378
Research and development credit carryforwards	13,603	13,404
Stock-based compensation	4,071	4,107
Accruals	352	414
Right-of-use asset	(508)	(742)
Lease liability	559	934
Capitalized start-up costs	775	855
Other	20	10

Gross deferred tax asset	109,714	115,360
Less: valuation allowance	(109,714)	(115,360)

Net deferred tax asset	$—	$—

In assessing the realizability of deferred tax assets, the Company considers whether it is more-likely-than-not
that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences representing net future deductible amounts become deductible. After consideration of all the evidence, both positive and negative, the Company has recorded a full valuation allowance against its net deferred tax assets as of December 31, 2020 because the Company has determined that is it more likely than not that these assets will not be fully realized due to historic net operating losses incurred. The valuation allowance decreased by $5.6 million during the year ended December 31, 2020, primarily due to the write-off
of net operating loss carryforwards related to a wholly owned foreign subsidiary that filed for liquidation during the year ended December 31, 2020, offset by the generation of net operating losses and credit carryforwards during 2020. In addition to the deferred taxes listed in the above table, an income tax reduction of $83.4 million
(tax-effected
$19.5 million deferred tax asset with a full valuation allowance) resulting from the foreign subsidiary liquidation may be available as capital loss carryforwards, net operating loss carryforwards or a combination of both in the U.S., however, a detailed analysis of these losses is required to make this determination and has not yet been initiated.
On December 31, 2020 and 2019, the Company had no unrecognized tax benefits. The Company’s policy is to record interest and penalties related to income taxes as a component of income tax expense. As of December 31, 2020 and 2019, the Company had no accrued interest or penalties related to income taxes and no amounts have been recognized in the Company’s statement of operations.
A reconciliation of income tax expense (benefit) at the statutory federal income tax rate and income taxes as reflected in the financial statements is as follows:

	December 31,
	2020	2019
Federal income tax benefit at statutory rate	21.0%	21.0%
State income tax, net of federal benefit	2.2%	2.4%
Permanent differences	(2.4)%	(1.0)%
Rate change	—%	(8.7)%
Research and development credit benefit	1.7%	2.7%
Change in valuation allowance	(22.5)%	(16.4)%

Effective income tax rate	—%	—%

The Company files income tax returns in the U.S. Federal, various state, and foreign jurisdictions. The statute of limitations for assessment by the Internal Revenue Service (IRS) and state tax authorities is open for the Company’s tax years from 2017 to present. Federal and state carryforward attributes that were generated prior to the tax year ended December 31, 2017 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a period for which the statute of limitations remains open. The statute of limitations for assessment by the authorities in the various foreign jurisdictions in which the Company files ranges from one to three years and is open for the Company’s tax years from 2017 to present. There are currently no federal, state or foreign income tax audits in progress.